UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2004

                             -----------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                                         46-0476193
 (State or other jurisdiction      (Commission             (I.R.S. Employer
       of incorporation)            File Number)        Identification Number)

                 27710 Jefferson Avenue
                       Suite A100
                  Temecula, California                          92590
        (Address of principal executive offices)              (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On November 12, 2004, Temecula Valley Bancorp Inc. ("Company") issued a press release announcing the appointment of William McGaughey as Executive Vice President/Chief Operating Officer of Temecula Valley Bank, N.A. ("Bank"), the principal subsidiary of the Company. Mr. McGaughey will begin his employment on November 29, 2004. Mr. Luther J. Mohr, the Bank's current Chief Operating Officer, will continue with the Bank in an advisory capacity until his retirement in April 2005. At that time, Mr. Mohr will continue to be available to the Bank in an advisory capacity and as a member of the Boards of Directors of the Bank and the Company. A copy of the press release is attached hereto as
Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.


Item 9.01 - Financial Statements and Exhibits

Exhibit
Number                                 Exhibit Title
-------  -----------------------------------------------------------------------

 99.1    Press release dated November 12, 2004.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: November 12, 2004                By: /s/ STEPHEN H. WACKNITZ
                                           -----------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President



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                                  EXHIBIT INDEX

Exhibit
Number                                 Exhibit Title
-------  -----------------------------------------------------------------------

 99.1    Press release dated November 12, 2004.